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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: December 6, 1996
                                       -----------------
                        (Date of Earliest Event Reported)



                            ELCOM INTERNATIONAL, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



         Delaware                      0-27376                   04-3175156
----------------------------         -----------              ----------------
(State or Other Jurisdiction         (Commission              (I.R.S. Employer
      of Incorporation)              File Number)            Identification No.)


       10 Oceana Way, Norwood, Massachusetts                        02062
--------------------------------------------------------------------------------
     (Address of Principal Executive Offices)                     (Zip Code)


        Registrant's telephone number, including area code (617) 440-3333
                                                          ----------------




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Item 2. Acquisition or Disposition of Assets.
---------------------------------------------

     On December 6, 1996, Elcom International, Inc., a Delaware corporation (the "Company"), acquired the entire share capital of Prophet Group Limited, a corporation organized under the laws of England ("Prophet Group"). The acquisition was accomplished pursuant to an Agreement for the Sale and Purchase of Shares in the Capital of Prophet Group dated December 6, 1996 (the "Agreement") by and among Lantec (Management) Limited, a United Kingdom subsidiary of the Company ("Buyer"), and the shareholders of Prophet Group (the "Prophet Group Shareholders"). A copy of the Agreement is filed as an Exhibit hereto.

     As consideration for the acquisition of the entire share capital of Prophet Group, Buyer paid [pounds sterling]5,000,000 (British pounds) to the Prophet Group Shareholders. Buyer also has agreed to make an additional purchase price payment of up to [pounds sterling]3,000,000 (British pounds), depending on the extent to which Prophet Group's pre-tax profits (as defined) for the fiscal year ending April 30, 1997 exceed [pounds sterling]1,000,000 (British pounds). The first [pounds sterling]2,000,000 (British pounds) of any such payment shall bear interest at the base rate of National Westminster Bank PLC (6% as of December 6, 1996) from the closing date until payment. Three of the four Prophet Group Shareholders have entered into a two-year service agreement with a Prophet Group subsidiary to cover their continued employment there, and the principal shareholder has entered into a service agreement covering his employment until July 1997.

     Prophet Group is a profitable, United Kingdom-based remarketer of personal computer products with revenues for its fiscal year ended April 30, 1996 of approximately $38 million, and is headquartered in Lakeside, Redditch in the Midlands area of the United Kingdom. Except as described above, there are no material relationships between the Company and Prophet Group, the Prophet Group Shareholders or any of their respective affiliates, directors or officers.




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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
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     (a) Financial Statements of Businesses Acquired. *
         -------------------------------------------

     (b) Pro Forma Financial Information. *
         --------------------------------

     (c) Exhibits.
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     Exhibit Number
     --------------

     2.1 Agreement for the sale and purchase of shares in the capital of Prophet Group Limited dated December 6, 1996, by and among Lantec (Management) Limited and the Vendors (as defined therein)

     23.1 Consent of Auditors**


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*    The financial statements for Prophet Group for the periods specified in
     Rule 3-05(b) of Regulation S-X, and the pro forma information required pursuant to Article 11 of Regulation S-X currently are not available and will be filed by amendment as soon as practicable, but not later than 60 days after the date that this Report is due.

**   To be filed by amendment.




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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           ELCOM INTERNATIONAL, INC.




                                           /s/ Laurence F. Mulhern
                                           -------------------------------------
                                           Laurence F. Mulhern,
                                           Chief Financial Officer and Treasurer




Date: December 19, 1996



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                                EXHIBIT INDEX

     2.1 Agreement for the sale and purchase of shares in the capital of Prophet Group Limited dated December 6, 1996, by and among Lantec (Management) Limited and the Vendors (as defined therein)

     23.1 Consent of Auditors**


--------------

* The financial statements for Prophet Group for the periods specified in Rule 3-05(b) of Regulation S-X, and the pro forma information required pursuant to Article 11 of Regulation S-X currently are not available and will be filed by amendment as soon as practicable, but not later than 60 days after the date that this Report is due.

**   To be filed by amendment.